UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2025
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Vitesse Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41546	88-3617511
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

5619 DTC Parkway, Suite 700 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 361-2500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
On March 11, 2025, Vitesse Energy, Inc. (the “Company”or “Vitesse”) filed a Current Report on Form 8-K announcing the closing on March 7, 2025 of its previously announced transaction with Lucero Energy Corp., a corporation existing under the laws of the Province of Alberta, Canada (“Lucero”), whereby Vitesse acquired all of the issued and outstanding Lucero common shares and Lucero became a wholly-owned subsidiary of Vitesse.
This Current Report on Form 8-K is being filed to provide the following audited financial statements and unaudited pro forma financial information attached as Exhibits 99.1 and 99.2, respectively:
•Audited financial statements of Lucero Energy Corp. as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022; and
•Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2024.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit Number	Description
23.1	Consent of KPMG LLP relating to Lucero Energy Corp.
99.1	Lucero Energy Corp. Audited Consolidated Financial Statements as of December 31, 2024 and 2023 and for the year ended December 31, 2024, 2023 and 2022.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2025	VITESSE ENERGY, INC.

/s/ James P. Henderson
James P. Henderson
Chief Financial Officer